UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AWI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Section 5 – Corporate Governance and Management.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 19, 2023, the Board of Directors (the “Board”) of Armstrong World Industries, Inc. (the “Corporation”) approved an amendment of the Corporation’s Bylaws (the “Bylaws”). The Bylaws were amended primarily to add certain procedural mechanics and disclosure requirements in connection with shareholder proposals and nominations of directors and the universal proxy rules adopted by the Securities and Exchange Commission including, among other things:

• a requirement that the number of directors nominated by a shareholder of the Corporation (such shareholder, a “nominating shareholder”) may not exceed the number of directors to be elected at any meeting called for the election of the Corporation’s directors;

• a requirement that a nominating shareholder and/or beneficial owner that intends to solicit proxies in support of proposed director nominees other than the Corporation’s nominees shall include within its nomination representations that the shareholder or beneficial owner, as applicable, will:

i.
solicit proxies from the holders of the Corporation’s outstanding capital stock representing at least 67% of the voting power of shares of capital stock entitled to vote on the election of directors and include a statement to that effect in its proxy statement and/or the form of proxy;

ii.
otherwise comply with Rule 14a-19 promulgated under the Securities Exchange Act of 1934; and

iii.
provide to the Corporation’s Secretary, at least 5 days prior to the shareholders’ meeting or any adjournment thereof, reasonable documentary evidence that such notifying shareholder and/or beneficial owner complied with the foregoing representations;

• a requirement that a nominating shareholder include within its nomination the consent of each director nominee to be named in any proxy statement for the applicable meeting as a nominee and to serve as a director of the Corporation if so elected;

• a provision authorizing the presiding officer of a shareholders’ meeting to, subject to certain procedural requirements, disregard shareholder nominations of directors that are not made in accordance with the Bylaws and disregard all votes cast for each such nominee, notwithstanding that proxies in respect of such votes may have been received by the Corporation;

• a provision clarifying that, if the Corporation receives proxies for disqualified or withdrawn director nominees, such votes for such disqualified or withdrawn nominees in the proxies will be treated as abstentions; and

• a requirement that any shareholder that is directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which white card color is reserved for the Board’s exclusive use.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No. 3.1	Amended and Restated Bylaws of Armstrong World Industries, Inc. dated April 19, 2023

No. 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Austin K. So
Austin K. So
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: April 25, 2023